UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

JPS INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 6, 2004

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders, which will be held on Thursday, March 11, 2004, at 9:00 a.m., local time, at The Michaelangelo Hotel in New York City.

The enclosed notice and proxy statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote “FOR” the election of the five directors to serve until the 2005 Annual Meeting of Stockholders. Please sign and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the meeting if you cannot attend.

I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Michael L. Fulbright
Michael L. Fulbright
Chairman, President and
Chief Executive Officer

JPS INDUSTRIES, INC.

555 NORTH PLEASANTBURG DRIVE

SUITE 202

GREENVILLE, SOUTH CAROLINA 29607

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

Date and Time	March 11, 2004 at 9:00 a.m., local time

Place	The Michaelangelo Hotel
152 W. 51st Street
New York, New York

Items of Business	(1) To elect five directors.

(2) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

Record Date	You can vote if you were a stockholder of record as of the close of business on January 16, 2004.

Annual Report	Our 2003 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

Proxy Voting	It is important that your stock be represented and voted at the Annual Meeting. Please vote in the following manner: MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

By Order of the Board of Directors,

/s/ Charles R. Tutterow
Charles R. Tutterow
Corporate Secretary
JPS Industries, Inc.

JPS INDUSTRIES, INC.

555 NORTH PLEASANTBURG DRIVE

SUITE 202

GREENVILLE, SOUTH CAROLINA 29607

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of JPS Industries, Inc. (“JPS,” the “Company,” “we,” or “us”), a Delaware corporation, of proxies to be voted at our 2004 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof, to be held on the date, at the time and place, and for the purposes set forth on the foregoing notice. This Proxy Statement, form of proxy and voting instructions are being mailed starting on or about February 6, 2004.

An admission ticket, which is required for entry into the Annual Meeting, is attached to your proxy card. If you plan to attend the Annual Meeting, please vote your proxy but keep the admission ticket and bring it to the Annual Meeting.

If your stock is held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you can obtain an admission ticket in advance by providing proof of ownership, such as a bank or brokerage account statement, to JPS Industries, Inc., c/o American Stock Transfer & Trust Company, 59 Maiden Lane, NY, NY 10038, or by calling 864-239-3900 and asking for the Secretary of the Company. If you do not have an admission ticket, you must verify ownership of JPS Common Stock (as defined below) at the door.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the Company’s offices, located at 555 North Pleasantburg Drive, Suite 202, Greenville, South Carolina 29607, by contacting the Secretary of the Company. The enclosed proxy is solicited by and on behalf of the Board. The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company. The Board has no knowledge or information that any other person will solicit proxies.

STOCKHOLDERS ENTITLED TO VOTE

Holders of record of JPS Common Stock at the close of business on January 16, 2004 are entitled to receive notice of and to vote their stock at the Annual Meeting. As of that date, 9,494,259 shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”), were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

PROXIES

Your vote is important. Stockholders of record may vote their proxies by mail. A postage-paid envelope is provided.

Proxies may be revoked at any time before they are exercised by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid, later-dated proxy or (3) voting by ballot at the Annual Meeting.

VOTING PROCEDURES

You are requested on behalf of the Board to simply mark your proxy, date and sign it, and return it to American Stock Transfer & Trust Company in the postage-paid envelope provided.

The method by which you vote now will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your stock is held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All stock that has been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the stock represented by that proxy will be voted as recommended by the Board.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

Please note that if you own stock in joint name, and other stock in your own name, you will receive a separate proxy card for the joint ownership.

REQUIRED VOTE

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. If there is no such quorum, the holders of a majority in voting power of such shares of Common Stock so present or represented may adjourn the Annual Meeting from time to time, without further notice, until a quorum is obtained. Once a quorum is present, it is not broken by the subsequent withdrawal of any stockholder. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A plurality of votes cast is required for the election of directors.

STOCKHOLDER ACCOUNT MAINTENANCE

Our Transfer Agent is American Stock Transfer & Trust Company. All communications concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer Common Stock and similar issues, may be handled by calling them at 800-937-5449.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of holdings and transactions in JPS Common Stock with the Securities and Exchange Commission (the “SEC”). Officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on the Company’s records and other information, we believe that in the 2003 fiscal year the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s equity securities met all applicable Securities and Exchange Commission filing requirements, except for the inadvertent late filings of Form 4s by each director, reflecting a stock option grant (or, in the case of Michael L. Fulbright, a restricted stock award) received in the past year.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

Based upon information known to JPS as of January 16, 2004, the following table sets forth the ownership of the shares of Common Stock issued and outstanding as of such date by (a) each person or group that, to JPS’ knowledge, is the beneficial owner of more than 5% of such shares on such date, (b) each director of JPS on such date, (c) each of the executive officers whose names appear in the summary compensation table, and (d) all directors and executive officers of JPS as a group on such date.

	Common Stock (1)
Beneficial Owner	Number of Shares	Percent of Class
Northeast Investors Trust 50 Congress Street, 10th Floor Boston, Massachusetts 02109	1,038,823	10.9

Steel Partners II L. P. 150 E. 52nd Street New York, New York 10022	1,404,416	14.8

JWA Investments L.P 885 Third Ave., 34th Floor New York, New York 10022	991,029	10.4

Master Retirement Pension Trust of JPS Industries, Inc.(2) c/o Mellon Bank, N.A. One Mellon Bank Center, Rm. 930 Pittsburgh, Pennsylvania 15258	1,925,685	20.3

Lloyd I. Miller, III 4450 Gordon Drive Naples, Florida, 34102	496,134	5.2

Robert J. Capozzi 1350 Avenue of the Americas, Ste 3202 New York, New York 10019	7,100	*

Nicholas P. DiPaolo	35,000	*

Michael L. Fulbright (3) c/o JPS Industries, Inc. 555 North Pleasantburg Dr. Greenville, SC 29607	818,300	8.2

John M. Sullivan, Jr.	27,600	*

Monnie L. Broome	39,810	*

Charles R. Tutterow	93,834	1.0

M. Gary Wallace	64,491	*

Directors and executive officers as a group	1,087,135	10.7

*	Indicates less than 1%.
(1)	Also includes shares of Common Stock which the following persons have the right to acquire within 60 days through the exercise of stock options: Nicholas P. DiPaolo, 25,000; Michael L. Fulbright, 500,000; John M. Sullivan, 25,000; Monnie L. Broome, 25,000; M. Gary Wallace, 68,334; and Charles R. Tutterow, 64,491.

The aggregate number of shares of Common Stock that all directors and executive officers as a group have the right to acquire within 60 days is 707,825. In each case, the percent of class is calculated on the basis that such shares of the person being reported are deemed outstanding. No voting or power exists with respect to such shares of Common Stock prior to acquisition.

(2)	Michael L. Fulbright and Charles R. Tutterow have shared voting and investment power over these shares by virtue of their position on the Investment Committee of the retirement plan. Each of them disclaims beneficial ownership of such shares.
(3)	Includes 200,000 Restricted Shares of Common Stock awarded to Mr. Fulbright on August 5, 2003, of which only 50,000 shares are vested.

ITEM 1–ELECTION OF DIRECTORS

Five directors, constituting the entire Board, will be elected at the Annual Meeting to serve for a one-year term expiring at our annual meeting in the year 2005. The Board, including a majority of the independent directors, recommends the reelection of Messrs. Capozzi, DiPaolo, Fulbright, Sullivan and Tutterow, the incumbents, as directors of the Company. On June 29, 2001, the Board voted to set the number of Directors of the Company at five.

The persons named in the enclosed proxy intend to vote the proxy for the election of each of the incumbent directors, unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. With the exception of Mr. Tutterow who took office on January 25, 2001, each director took office on October 9, 1997. Each director reelected will continue in office until his or her successor has been elected, or until his earlier death, resignation or retirement.

We expect each incumbent director to be able to serve if reelected. If any director is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

The principal occupation and certain other information about the directors to be reelected at the Annual Meeting are set forth below.

THE BOARD RECOMMENDS A VOTE FOR THE REELECTION

OF THE FIVE INCUMBENT DIRECTORS

Name, Age, Principal Occupation, Business Experience and Other Information of Each Director and Executive Officer

The following table sets forth certain information with respect to the persons who are members of the Board or executive officers of JPS.

NAME	AGE	POSITION(S) HELD
Robert J. Capozzi	39	Director
Nicholas P. DiPaolo	62	Director
Michael L. Fulbright	54	Director, Chairman of the Board, President and Chief Executive Officer
John M. Sullivan, Jr.	57	Director
Charles R. Tutterow	38	Director, Executive Vice President, Chief Financial Officer and Secretary
Monnie L. Broome	62	Vice President-Human Resources of JPS Industries, Inc.
M. Gary Wallace	46	President, JPS Glass Division

The business experience of each of the directors and executive officers during the past five years is as follows:

Mr. Capozzi is a portfolio manager and Co-Head of Distressed Debt at Concordia Advisors, LLC (“Concordia”), a hedge fund established in 1993. Mr. Capozzi has been with Concordia since 2002. Prior to that, Mr. Capozzi served as a Managing Director-Portfolio Manager of Magten Asset Management Corporation, an investment advisory firm.

Mr. DiPaolo is Vice-Chairman of the Board and Chief Operating Officer of Bernard Chaus, a leading women’s apparel manufacturer. From January 1991 until his retirement in May 1997, Mr. DiPaolo was Chairman of the Board, President and Chief Executive Officer of Salant Corporation, a diversified apparel company listed on the New York Stock Exchange. From 1985 to 1991, Mr. DiPaolo served as President of Manhattan Industries, which was merged into Salant Corporation in 1988. Prior to that, he was Chairman and President of the Villager, a women’s sportswear company, from 1979 to 1985. Mr. DiPaolo has also served on the Board of Directors of Manhattan Far East, a trading company based in Hong Kong. Mr. DiPaolo serves as a member of the Board of Directors of Footlocker, Inc.

Mr. Fulbright was elected Chairman of the Board, President and Chief Executive Officer (“CEO”) of the Company on February 27, 1999, effective March 1, 1999. Mr. Fulbright served as Chairman, President, Chief Executive Officer and a director of The Bibb Company, a diversified textile company, from August 1996 until its sale in October 1998. Prior to that, he served as President of the Denim Division of Cone Mills, Inc. from December 1994 to August 1996. Prior to that, Mr. Fulbright was employed with Springs Industries, Inc., a textile manufacturer, serving as President of the Greige Manufacturing Division from August 1992 to November 1994, as President of Wamsutta/Pacific Home Products from July 1986 to July 1992, and as Executive Vice President of Wamsutta/Pacific Home Products from December 1985 to July 1986. Prior to that, Mr. Fulbright was employed by M. Lowenstein Corporation and WestPoint Pepperell.

Mr. Sullivan has served as President of American Silk Mills Corp. since 1985, and as President of Gerli & Co., Inc. since 1987. From 1987 to 1991, Mr. Sullivan served as President of Cheney Brothers Inc. Prior to that, he served as Executive Vice President (Merchandising, Marketing & Sales) of Gerli & Co., Inc. from 1984 to 1987. Prior to that, Mr. Sullivan served as President of A.H. Rice Company Inc., Pittsfield, Massachusetts from 1982 to 1989, as Vice President of Marketing and Sales of Gerli & Co., Inc. from 1979-1982, and as Sales Manager of American Silk Mills Corp. from 1974 to 1979.

Mr. Tutterow was named Executive Vice President and Chief Financial Officer (“CFO”) and Secretary of the Company effective on June 1, 2000, and a Director on January 25, 2001. Immediately prior to joining the Company, Mr. Tutterow served as Senior Vice President, Chief Financial Officer and Secretary of Optical Resources Group from November 1998 until its sale in April 2000. He served as Vice President, Chief Financial Officer and Secretary of The Bibb Company, a diversified textile company, from January 1997 until its sale in October 1998. Prior to that he was employed as Controller of the Denim Division of Cone Mills, Inc., as Manager of Corporate Finance for Kayser-Roth Corporation, and as a consultant with Deloitte and Touche, LLP. Mr. Tutterow holds M.B.A., C.P.A., C.M.A and C.F.M. certifications and is also a director of Rite Stuff Foods, Inc.

Mr. Broome has served as Vice President-Human Resources for JPS Industries since May 1988. He was Vice President of Human Resources for J. P. Stevens & Co., Inc. prior to that time. From October 1987 to January 1988 he was Vice President of Employee Relations for the Home Products Group of Springs Industries and from August 1980 to October 1987 Vice President of Personnel for M. Lowenstein Corp.

Mr. Wallace became President of JPS Glass Division in May 1999. He was Vice President of Marketing from October 1998 to May 1999 and Product Manager for Composite Fabrics from 1994 to October 1998. He has served in a variety of technical and managerial positions with the Company or its predecessors for 26 years.

None of the directors or executive officers listed herein is related to any other director or executive officer of the Company.

Compensation of Directors

Each director who is not an employee of the Company is paid $24,000 annually for his services as a director, $1,500 for attendance at each meeting of the Board and each committee meeting which does not occur in conjunction with a directors’ meeting, and $3,000 annually for his or her services as the chairman of any committee. In addition, each non-employee director received, upon initial appointment as a director, a grant of options to purchase 25,000 shares of Common Stock (other than Mr. Capozzi, who waived his right to receive such options) as of such date. On May 12, 1999, these non-employee director options, other than those of Mr. Fulbright, were “repriced” in accordance with actions taken by disinterested directors. Effective on that date, new options were issued at an exercise price based on the per share price of common stock on that date (which was $4.375 per share). These options vested over a four-year period, and are currently fully vested. Moreover, non-employee directors are eligible to participate in the Company’s 1997 Incentive and Capital Accumulation Plan (the “Incentive Plan”). Under the Incentive Plan, each newly appointed non-employee director will receive on the date such director is appointed (the “Appointment Date”) a grant of options to purchase 25,000 shares of Common Stock at an exercise price based on the per share price of Common Stock as of the Appointment Date. These options will vest over a four-year period, beginning on the applicable Appointment Date.

On June 17, 2003 each non-employee director received a grant of options to purchase 15,000 shares of Common Stock based on the per share price of common stock on that date ($1.30). These options will vest in increments of 5,000 shares on each of the first, second, and third anniversaries of the grant date.

Board of Directors and Committee Membership

During 2003 the Board met four times and had two ongoing committees, an Audit Committee and a Compensation Committee. The Company does not have a standing nominating committee, although all nominations to the Board are approved by a majority of independent directors, as described below. All of the directors attended at least 75% of the aggregate number of meetings of the Board and Board committees on which they served in the 2003 fiscal year. The independent directors meet regularly in executive session without the presence of management.

The Board has reviewed the qualifications of each of its members and has determined that all directors (except Mr. Fulbright and Mr. Tutterow, who are executive officers of the Company) are “independent,” as such term is defined under the current listing standards of the NASDAQ National Market.

The Audit Committee

The Audit Committee, which consists of Messrs. DiPaolo, Capozzi and Sullivan, each of whom is “independent” (as such term is defined under the rules of the SEC and the current listing standards of the NASDAQ National Market applicable to audit committee members), oversees the Company’s financial reporting process, the system of internal, financial, and administrative controls, and the annual independent audit of the Company’s financial statements. The Audit Committee also oversees the appointment, compensation, retention and oversight of the Company’s independent auditors. In addition, the Audit Committee is responsible for the establishment and maintenance of the Company’s Code of Ethics and “whistle-blowing” procedures, as well as the oversight of certain other corporate governance and compliance matters. The Audit Committee held five meetings during the 2003 fiscal year. The Board has determined, based on Mr. Capozzi’s experience as a portfolio manager assessing the performance of companies with respect to the evaluation of their financial statements that Mr. Capozzi is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. Each member of the Audit Committee is able to read and understand fundamental financial statements, including the Company’s balance sheets, statements of operations and statements of cash flow. Further, no member of the Audit Committee has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

The Compensation Committee

The Compensation Committee consists of Messrs. Capozzi, DiPaolo, and Sullivan, each of whom is, as previously stated, independent. The Compensation Committee recommends to the Board compensation plans and arrangements with respect to the Company’s executive officers and key personnel. The Compensation Committee also administers the Company’s incentive plans. The Compensation Committee held four meetings during the 2003 fiscal year.

Nomination of Directors

JPS does not have a nominating committee. Nominations for the election of directors at annual meetings have generally been handled by the full Board (although the current slate of directors also has been approved by a majority of independent directors). Due to the small size of its Board, the Company does not foresee the need to establish a separate nominating committee. Future candidates for director will either be (i) recommended by a majority of the independent directors for selection by the Board or (ii) discussed by the full Board and approved for nomination by the affirmative vote of a majority of the Board, including the affirmative vote of a majority of the independent directors.

JPS has not engaged, nor does it believe that it is necessary to engage, any third party to assist it in identifying director candidates, and it has never received a proposed candidate from a source outside of the Company. The Company has not, to date, implemented a policy with regard to the consideration of any director candidates recommended by its stockholders, although the Company is currently reviewing alternative policies and intends to have a policy in place before the end of the 2004 fiscal year. Until such time as such a policy is in place, the Board will consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to Mr. Tutterow, the CFO. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The Board evaluates candidates based on financial literacy, knowledge of the Company’s industry or other background relevant to the Company’s needs, status as a stakeholder in the Company, “independence” (for purposes of compliance with the rules of the SEC and the listing standards of the NASDAQ National Market), and willingness, ability and availability for service.

Executive Compensation

The following table sets forth a summary of all compensation awarded or paid to or earned by the CEO and the three other executive officers of the Company in the 2003 fiscal year for services rendered in all capacities to the Company (including its subsidiaries) for the fiscal years ended November 1, 2003, November 2, 2002 and October 27, 2001.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary(1)	Bonus		Restricted Stock Awards(2)	Securities Underlying Options/SARs	All Other Comp. (3)
Michael L. Fulbright Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	$602,490 602,490 552,490	$	— — —	$232,000 — —	— — —	$18 18 18

Charles R. Tutterow Executive Vice President Finance, Chief Financial Officer and Secretary	2003 2002 2001	$200,000 200,000 200,000	$	— — —	— — —	15,000 20,000 —	$2,518 2,518 1,060

Monnie L. Broome Vice President—Human Resources	2003 2002 2001	$181,008 181,008 180,540	$	— — —	— — —	— — —	$7,850 7,850 7,850

M. Gary Wallace President, JPS Glass	2003 2002 2001	$185,000 177,083 175,000	$	— — —	— — —	— 18,000 —	$2,330 2,232 2,206

(1)	With respect to Messrs. Fulbright and Broome, includes imputed income relating to life insurance premium payments.
(2)	Calculation based on the market value of 200,000 shares of our Common Stock on August 5, 2003, the grant date of the restricted stock award. On November 1, 2003, 50,000 shares of the award vested, with the remaining 150,000 shares vesting annually over three years, beginning on November 1, 2004. At November 1, 2003, excluding the 50,000 shares that vested on that date, Mr. Fulbright held 150,000 restricted shares, valued at $337,500. Dividends, in any, are paid on the shares of restricted stock.
(3)	Includes employer-matching 401(k) plan contribution, non-taxable employer-provided term life insurance premiums, and/or imputed lease value of company-provided automobiles.

AGREEMENTS WITH EXECUTIVE OFFICERS

This section sets forth descriptions of certain employment agreements in effect between the Company and its current or former executive officers. Where the terms “cause,” “good reason” and “change in control” are used in relation to events of termination, such terms are used as defined in the respective employment agreements.

On October 9, 1997, JPS entered an employment agreement with Monnie L. Broome. The agreement provides that Mr. Broome will serve as Vice President-Human Resources of JPS. Under the agreement, the base salary for Mr. Broome is $180,000 per year. In addition, under the employment agreement, Mr. Broome received a retention grant cash payment of $115,531 and 14,810 shares of Common Stock. Mr. Broome is also eligible for an annual bonus of up to 50% of his base salary based upon the Company’s attainment of certain performance goals specified in the Employee Incentive Bonus Plan. Mr. Broome has consented to the reduction of his eligible bonus to 30% from 50% through 2004.

On February 28, 1999, JPS entered into an employment agreement with Michael L. Fulbright. This agreement was amended on July 31, 2001 and again, on August 5, 2003. The agreement provides that Mr. Fulbright will serve as Chairman of the Board (subject to his election to the Company’s Board by the stockholders of the Company), President and CEO of the Company until November 1, 2006 (the “Initial Employment Period”). Under the agreement, Mr. Fulbright’s initial base salary is $600,000 per year and will neither increase nor decrease during the Initial Employment Period. In addition, the agreement provides that unless Mr. Fulbright voluntarily terminates employment for other than good reason, or his employment is terminated by the Company for cause, he will be eligible to participate in the Employee Incentive Bonus Plan based upon the attainment by the Company of certain performance goals. Mr. Fulbright is eligible for a bonus of not less than 50%, but not more than 200%, of his base salary annually, upon the achievement of certain performance goals for each fiscal year. If Mr. Fulbright’s employment is terminated by the Company other than for cause or is terminated by Mr. Fulbright for good reason, the Company will continue to pay his base salary and benefits as well as his target bonus (i.e., 50% of his base salary) through two years from the date of termination, provided that Mr. Fulbright will have the option to receive such salary and target bonus in a lump sum on the business day immediately following the termination date.

On January 1, 2004, JPS entered into an employment agreement with Charles R. Tutterow. As amended, the agreement provides that Mr. Tutterow will serve as Executive Vice President, CFO and Secretary of the Company until December 31, 2006 (the “Employment Time”). Under the agreement, Mr. Tutterow’s initial base salary is $200,000 per year and may be increased (but not reduced) during the Employment Time. In addition, the agreement provides that unless Mr. Tutterow voluntarily terminates employment for other than good reason, or his employment is terminated by the Company for cause, he will be eligible to participate in the Employee Incentive Bonus Plan based upon the attainment by the Company of certain performance goals. Mr. Tutterow is eligible for a bonus of not less than 50%, but not more than 200%, of his base salary during the Employment Time. In addition, Mr. Tutterow is eligible for certain relocation payments. If Mr. Tutterow’s employment is terminated by the Company other than for cause or is terminated by Mr. Tutterow for good reason, the Company will continue to pay his base salary and benefits for two years from the date of termination, as well as his target bonus (i.e., 50% of his base salary) multiplied by two, provided that Mr. Tutterow will have the option to receive such salary and target bonus in a lump sum on the business day immediately following the termination date if he terminates his employment by reason of a change in control.

EMPLOYEE BENEFIT AND LONG-TERM COMPENSATION PLANS

Retirement Pension Plan

The Company maintains a Retirement Pension Plan for all employees (the “Pension Plan”), including its salaried employees. The Pension Plan is a defined benefit pension plan providing a formula benefit with contributions determined on an actuarial basis. The Pension Plan generally covers all employees 21 years of age or older who have completed one year of service with the Company. The Pension Plan generally takes into account annual compensation earned under certain predecessor plans of J.P. Stevens.

The following table indicates the approximate amounts of annual retirement income that would be payable to a salaried employee under the Pension Plan based on the compensation levels and years of credited service shown. There would be no social security or other offset deducted from the amounts shown.

Pension Plan Table*

	Years of Service
Remuneration	15 Years	20 Years	25 Years	30 Years	35 Years
$ 125,000	$18,543	$24,724	$30,905	$37,086	$43,267
150,000	23,043	31,724	38,405	46,086	53,767
175,000	27,543	36,742	45,905	55,086	64,267
200,000 and above	32,043	42,724	53,405	64,086	74,767

*	Assumes individual retires at age 65 in the plan year beginning 2003 with the indicated years of service and compensation. The social security integration level of such individuals would be $43,968. The social security integration level generally is adjusted annually.

Credited years of service for benefit accrual under the Pension Plan as of November 1, 2003 for the following executive officers are:

Michael L. Fulbright	4 years
Charles R. Tutterow	3 years
Monnie L. Broome	15 years
M. Gary Wallace.	23 years

Annual retirement benefits for salaried employees are generally computed as the sum of 0.6% of a participant’s average compensation (the annual average of five consecutive, calendar years of highest compensation during the last 10 calendar years of service) multiplied by the years of benefit service plus 0.6% of a participant’s compensation which exceeds the Participant’s Social Security Integration Level (equal to $43,968 for an employee who retires at age 65 in the plan year beginning 2003), multiplied by the participant’s years of benefit service up to a maximum of 35 years. The Pension Plan provides that each participant’s benefits fully vest after five years of service or the attainment of age 55 with one year of service.

This table may understate the benefits available to certain participants because salaried employees who were covered by the Pension Plan before July 1, 1989 are entitled to the greater of the benefit calculated under the formula noted above, or the sum of the amount calculated under the prior benefit formula as of June 30, 1989, plus additional accrued benefits under the new formula since July 1, 1989. Under the prior formula, a participant’s annual pension payable as of normal retirement age was equal to 1% of the portion of “final average compensation” which was equal to the “social security integration level” in effect for the year of retirement, plus 1.5% of the portion of the participant’s final average compensation in excess of the social security integration level, the sum of which was multiplied by the number of years of credited service not exceeding 35. In addition, as noted below, the table assumes that covered compensation was limited to the current allowable amount for all years while benefits may have been accrued in years when limitations were higher.

Compensation covered by the Pension Plan consists of all payments made to a participant for personal services rendered as an employee of the Company that are subject to federal income tax withholding, excluding imputed income attributable to certain fringe benefit programs and also excluding deferred compensation and income associated with the exercise of certain stock options. The amount of compensation covered under the Plan has been adjusted in accordance with federal limitations. While the Plan currently permits up to $200,000 of covered compensation, lower limitations existed for the plan years beginning in the years 1994 through 2001 with limitations in excess of $200,000 for some years preceding 1994. The benefits for a specific employee thus could be greater or less than the amount shown in the table. The amounts shown are also subject to possible maximum limitations under Section 415 of the Internal Revenue Code of 1986, as amended.

2003 Employee Incentive Plan

The Company’s 2003 Employee Incentive Plan provides incentives for substantially all employees including key management employees of the Company and its divisions, based on the financial performance of the Company and the divisions. The plan is designed to provide incentives to maximize operating earnings. Targets are set annually for operating earnings (defined as earnings before interest, taxes, depreciation and amortization before bonus expense and restructuring and reorganization expenses) for each operating division. If actual operating earnings are equal to the target, a targeted bonus is paid to each participant. To the extent actual operating earnings are greater than the target, amounts in excess of the targeted bonuses are paid to each participant. Likewise, operating earnings lower than target result in a bonus payment that is less than the targeted bonus. A participant’s bonus is reduced to zero if actual operating earnings are below 80% of the target. Targeted bonus amounts expressed as a percentage of salary for participants in the plan range from 2% to 50%. Individuals listed on the Summary Compensation Table have targeted bonus amounts from 30% to 50% of salary. No benefits were earned under the plan during the 2003 fiscal year.

1997 Incentive and Capital Accumulation Plan

The 1997 Incentive and Capital Accumulation Plan (the “Incentive Plan”) is intended to provide incentives that will attract, retain and motivate highly competent individuals as key employees of the Company and its subsidiaries, by providing them with opportunities to acquire shares of Common Stock or monetary payments based on the value of such shares. Pursuant to the Incentive Plan, 853,485 shares of Common Stock were originally reserved for issuance to salaried key employees and non-employee directors of the Company pursuant to benefits in the form of stock options, stock appreciation rights, stock awards, performance awards and stock units that may be granted by the Compensation Committee. On February 27, 1999, the Compensation Committee adopted, subject to stockholder approval (which was subsequently obtained) an amendment to the Incentive Plan to increase the number of shares of Common Stock reserved for issuance from 853,485 to 1,353,485, to increase the number of shares of Common Stock with respect to which Benefits (as defined in the Incentive Plan) may be granted to any individual during the term of the Incentive Plan from 853,485 to 1,353,485, and to increase the number of shares of Common Stock with respect to which options and stock appreciation rights may be granted to any individual during the term of the Incentive Plan from 325,000 to 525,000. The Incentive Plan will terminate on the tenth anniversary of its adoption.

Options Grants In 2003

The following executive officers received options grants during the last fiscal year. All grants were made at market value on the date of the grant.

Individual grants					Potential realizable value at assumed annual rates of stock price appreciation for option term
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Number of securities underlying options granted (#)	Percent of total options granted to employees in fiscal year	Exercise or base price ($/Sh)	Expiration Date	5% ($)	10%($)
Charles R. Tutterow	15,000	100.00%	2.39	02/14/2013	$22,546	$57,136

OPTION VALUES AT NOVEMBER 1, 2003

The following table provides information with respect to executive officers of JPS and its subsidiaries at year-end concerning their exercise of options during the Company’s fiscal year and the unexercised options held by them at the end of such year. No executive officer exercised options in fiscal 2003.

	Number of Securities Underlying Unexercised Options At November 1, 2003	Value of Unexercised In-the-Money Options At November 1, 2003 (1)
Name	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Michael L. Fulbright	500,000/0	$0/$0
Monnie L. Broome	25,000/0	$0/$0
Charles R. Tutterow	56,666/28,334	$0/$0
M. Gary Wallace	58,491/12,000	$0/$0

(1)	Value of unexercised “in-the-money” options is the difference between the $2.25 market price of a share of Common Stock on November 1, 2003 and the exercise price of the option, multiplied by the number of shares of Common Stock underlying the option.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for recommending to the full Board the compensation to be paid to the Company’s principal executive officers, including the CEO, establishing the annual bonus targets under the Management Incentive Plan, and designating the persons to whom and the amount in which stock options should be granted by the Company under the Incentive Plan. As previously described, in the 2003 fiscal year, the Company had employment agreements with Messrs. Fulbright, Tutterow and Broome. Set forth below is a report submitted by the Compensation Committee regarding the compensation policies for the 2003 fiscal year as they relate to the Company’s principal executive officers, including the CEO.

Compensation Policies

In October of each year, subject to the specific requirements of employment agreements, the Compensation Committee reviews management’s proposed annual salaries for the next fiscal year for principal executive officers, including its CEO.

Subject to the specific requirements of employment agreements, in determining whether to accept management’s proposed salaries, or to recommend different salaries in respect of the executives, the Compensation Committee considers a number of factors, including but not limited to the following: (1) the Company’s financial performance for the prior fiscal year, including whether the Company had a net profit or loss for such year, the amount thereof, the reasons for such performance, and whether such performance might have related to unforeseen events or events not in the executives’ control; and (2) the extent to which an executive officer achieved certain objectives in his or her area of primary responsibility that might have been set in the prior fiscal year, or otherwise made a significant contribution to the Company.

The Compensation Committee believes that an important factor in attracting and motivating the Company’s executive officers is to ensure that the compensation paid to such individuals is competitive with that paid by comparable companies. In its review of management’s proposed goals under the Management Incentive Plan and the Employee Incentive Plan for a fiscal year, the Compensation Committee utilizes criteria similar to that which it uses in reviewing annual salaries.

In considering the grant of stock options to employees, including the Company’s principal executive officers, the Compensation Committee considers the responsibility level of the position, job performance and salary level, and reviews the long-term objectives of management and the Board.

Executive Compensation for the 2003 Fiscal Year

The Company’s executive compensation program has three major components: base salaries, annual incentive compensation and stock options.

Based on the factors described above, the Compensation Committee recommended to the Board that management’s salary recommendations for its senior executives be adopted. These recommendations included increases for certain executives and salary freezes for others, depending on the executive and his or her current compensation level. The Compensation Committee recommended to the Board that the recommendations for eligible participants in, and the Company’s goals for, the Management Incentive Plan for the fiscal year ending November 1, 2003, be adopted.

Base Salaries

The Company’s executive officers receive base salaries as compensation for their job performance, abilities, knowledge and experience. Apart from any contractual commitments, the base salaries paid to the executives are intended to be maintained at competitive levels. This reflects the Compensation Committee’s desire to place more emphasis on the incentive portion of executive compensation, and thereby correlating compensation to performance. The Compensation Committee reviews base salaries at least annually and determines increases based upon an executive officer’s contribution to corporate performance and competitive market conditions.

Chairman, President and CEO: Mr. Fulbright’s base salary was set at $600,000 at the time of his employment contract renewal on August 5, 2003.

Other Executive Officers: The 2003 salaries of the other executive officers (the “Other Executive Officers”) are shown in the “Salary” column of the Summary Compensation Table.

Annual Incentive Compensation

The Compensation Committee has adopted an annual incentive compensation program, the Employee Incentive Plan (prior to 2000, the Employee Incentive Bonus Plan), based upon corporate performance criteria to augment the base salaries received by executive officers. Under the Employee Incentive Plan and its predecessor plan, performance is measured as a function of the Company’s growth in earnings per share from year to year, whether or not set targets are met, and in some cases a combination of return on assets, growth in sales, cash flow and operating profit.

Chairman, President and CEO: For fiscal years of 2001, 2002, and 2003, Mr. Fulbright received no bonus.

Other Executive Officers: For fiscal years 2001, 2002 and 2003, the Other Executive Officers received no bonuses.

Stock Options

The Company established the Incentive Plan pursuant to which opportunities to acquire shares of Common Stock or monetary payments based on the value of such shares are awarded to highly competent employees of the Company.

The Compensation Committee believes these grants to be consistent with its compensation policies by encouraging performance which contributes to the overall profitability of the Company and which increases the price of the Company’s Common Stock.

The Compensation Committee,

John M. Sullivan, Jr., Chairman
Robert J. Capozzi
Nicholas P. DiPaolo

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed with management the audited financial statements for the fiscal year ending November 1, 2003. The Audit Committee also discussed all the matters required to be discussed by Statement of Auditing Standard No. 61 with the Company’s independent auditors, PricewaterhouseCoopers LLP. The Audit Committee received a written disclosure and letter from PricewaterhouseCoopers LLP as required by Independence Standards Board Standard No. 1 and has discussed with PricewaterhouseCoopers LLP its independence. Based on their review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the company’s Annual Report to Stockholders on Form 10-K, as filed with the Securities and Exchange Commission.

On December 9, 2002, the Board adopted resolutions granting the Audit Committee sole authority to retain, oversee, and terminate the Company’s independent auditors, to approve fees and other terms of the engagement, and to approve any non-audit engagements with the independent auditors. The Board also directed the Audit Committee to discuss the Company’s financial statements and the disclosures contained in management’s discussion and analysis of financial condition and results of operations with management and the independent auditors, as well as authorized the Audit Committee to consult with outside legal, accounting and other advisors as the Audit Committee deems necessary. On December 15, 2003, the Board approved a revised written charter to govern the Audit Committee, reflecting the aforementioned authority and responsibilities, and in conformity with new SEC rules and NASDAQ National Market listing standards. A copy of the Company’s Audit Committee Charter, as revised, is attached to this proxy statement as Exhibit A.

Nicholas P. DiPaolo, Chairman
Robert J. Capozzi
John M. Sullivan
Members, Audit Committee

STOCK PERFORMANCE GRAPH

The line graph below compares, in percentage terms, the cumulative total stockholder return on the Company’s Common Stock against the cumulative total return on the NASDAQ Stock Market Index and the Dow Jones US Basic Materials Index for the period beginning November 1, 1998, and ending November 1, 2003. The comparison of total return on investment (change in year end stock price plus reinvested dividends) for the applicable period assumes that $100 was invested on November 1, 1998, in the Company’s Common Stock and in each of the foregoing indices.

AUDITORS

PricewaterhouseCoopers LLP served as our independent auditors for our 2003 fiscal year. We expect that a representative of PricewaterhouseCoopers LLP will be available to answer appropriate questions from stockholders and make a statement if he so chooses.

Effective August 5, 2002, our Board dismissed Arthur Anderson LLP and engaged PricewaterhouseCoopers LLP as our independent accountants. This change was recommended by the Audit Committee. We did not consult with PricewaterhouseCoopers LLP on any accounting or financial reporting matters before its engagement.

Arthur Anderson LLP performed the full fiscal year audit of our financial statements for the fiscal year ended October 27, 2001. The report of Arthur Anderson LLP on our financial statements prepared in connection with the October 27, 2001 audit was unqualified. Furthermore, in connection with such audit, there were no disagreements between the Company and Arthur Anderson LLP on any matters of accounting scope or procedure which, if not resolved to the satisfaction of Arthur Anderson LLP, would have caused Arthur Anderson LLP to make reference to the subject matter of such disagreements in connection with its report.

Audit Fees

The aggregate fees billed to date by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended November 1, 2003 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q were $115,000, of which an aggregate amount of $63,000 was billed through November 1, 2003.

Financial Information Systems Design and Implementation Fees

There were no fees billed by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended November 1, 2003.

All Other Fees

The Audit Committee regularly considers all non-audit fees when reviewing the independence of the Company’s independent auditors. There were $1,100 in fees billed by PricewaterhouseCoopers LLP for non-audit services during fiscal 2003, related primarily to accounting reference materials.

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to all of the Company’s employees, executive officers and directors. The Company’s Code of Ethics is publicly available on its website, or can be obtained without charge by written request to Mr. Tutterow, our CFO, at the Company’s corporate office. If the Company makes any substantive amendments to this Code of Ethics, or if the Audit Committee grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to the Company’s principal executive officer, principal financial officer, principal accounting officer or other persons serving in a similar capacity, the Company will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of the waiver in a report on Form 8-K.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Any stockholder who wishes to present a proposal for action at the Company’s 2005 Annual Meeting of Stockholders, and who wishes to have it set forth in the Company’s proxy statement for such annual meeting and identified in the form of proxy proposed by the Company in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, must notify the Company in writing by notice delivered or mailed by first class U. S. mail to JPS Industries, Inc., 555 North Pleasantburg Drive, Suite 202, Greenville, South Carolina 29607, Attn: Secretary in such a manner that such notice is received by the Company not later than October 9, 2004. Any such notice shall set forth: (1) the name and address of the stockholder and the proposal to be introduced; (2) the number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the date of such notice; and (3) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairman of the 2005 Annual Meeting of Stockholders may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

With respect to a proposal submitted by a stockholder for the 2005 Annual Meeting of Stockholders outside of the process of Rule 14a-8 for which notice of the proposal is not received by the Company (at the address stated above) on or before December 23, 2004, the proxy to be solicited on behalf of the Board for the next annual meeting may confer discretionary authority to vote on any such proposal properly coming before such meeting.

STOCKHOLDER COMMUNICATION WITH THE BOARD

The Company does not have a formal procedure for stockholder communication with the Board. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to Mr. Tutterow, our CFO, at our corporate office, with a request to forward the same to the intended recipient. In the alternative, stockholders may direct correspondence to the Board to the attention of the chairman of the Audit Committee, in care of the Company at the Company’s corporate office. All such communications will be forwarded unopened.

The Company encourages all incumbent directors, as well as all nominees for election as director, to attend the Annual Meeting of Stockholders. All incumbent directors and nominees attended the Annual Meeting in March 2003.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for its latest fiscal year is available without charge to stockholders upon written request to JPS Industries, Inc., 555 North Pleasantburg Drive, Suite 202, Greenville, South Carolina 29607, Attn: Investor Relations.

Whether or not you plan to attend the Annual Meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.

By Order of the Board of Directors,

/s/ Charles R. Tutterow
Charles R. Tutterow
Corporate Secretary
JPS Industries, Inc.

February 6, 2004

EXHIBIT A

JPS INDUSTRIES, INC.

AUDIT COMMITTEE CHARTER

Purposes

The purposes of the Committee are to (a) assist the Board of Directors in fulfilling the Board of Directors’ oversight responsibilities with respect to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors and the Company’s internal audit function; and (b) prepare the Committee’s report, made pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), to be included in the Company’s annual proxy statement (the “Audit Committee Report”).

Composition of the Committee

Number. The Committee shall consist of no fewer than three members.

Qualifications. Each Committee member shall have all of the following qualifications:

1)	Each Committee member shall meet the independence criteria of (a) the listing qualifications of the NASDAQ National Market (the “NASDAQ”), as such requirements are interpreted by the Board of Directors in its business judgment, and (b) Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the Securities and Exchange Commission (“SEC”), including Rule 10A-3 of the Exchange Act, and the NASDAQ.

2)	Each Committee member shall be financially literate or shall become financially literate within a reasonable period of time after his or her appointment to the Committee. Additionally, at least one member of the Committee shall have accounting or related financial management expertise sufficient to meet the criteria of a financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC. The Board of Directors shall determine, in its business judgment, whether a member is financially literate and whether at least one member has the requisite accounting or financial management expertise and meets the financial expert criteria of Section 407 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC. The designation or identification of a person as an audit committee financial expert shall not (a) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification, or (b) affect the duties, obligations or liability of any other member of the audit committee or board of directors.

3)	Each Committee member shall receive as compensation from the Company only those forms of compensation as are not prohibited by Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the SEC and the NASDAQ. Permitted compensation includes director’s fees (which includes all forms of compensation paid to directors of the Company for service as a director or member of a Board Committee). Additional directors’ fees may be paid to audit committee members to compensate them for the significant time and effort they expend in performing their duties as audit committee members.

4)	Each Committee member shall serve on no more than three audit committees of public companies (including the Company).

Appointment. The Board of Directors will appoint the members and the Chairman of the Committee. Committee members shall serve at the pleasure of the Board of Directors and for such term or terms as the Board of Directors may determine.

Duties and Responsibilities of the Committee

The Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements.

The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

In performing its responsibilities, the Committee shall:

1)	Retain the Independent Auditors: The Committee has the sole authority to (a) retain and terminate the Company’s independent auditors, (b) approve all audit engagement fees, terms and services, and (c) approve any non-audit engagements with the Company’s independent auditors. The Committee is to exercise this authority in a manner consistent with Sections 201, 202 and 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing standards promulgated thereunder by the SEC and the NASDAQ. The Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

2)

Review and Discuss the Independence of the Auditors: In connection with the retention of the Company’s independent auditors, the Committee is to, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors. The Committee is responsible for (a) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, (b) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors, and (c) taking appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence. In connection with the Committee’s evaluation of the auditors’ independence, the Committee shall also take such steps as may be required by law with respect to the identification and regular rotation of the audit partners serving on the Company’s audit engagement team.

3)	Set Hiring Policies: The Committee is to set hiring policies for employees or former employees of the independent auditors, which include the restrictions set forth in Section 206 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

4)	Review and Discuss the Audit Plan: The Committee is to review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including, as appropriate, the adequacy of staffing and compensation.

5)	Review and Discuss Conduct of the Audit: The Committee is to review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including (a) any restriction on audit scope or on access to requested information, (b) any disagreements with management, and (c) significant issues discussed with the independent auditors’ national office. The Committee is to decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

6)	Review and Discuss Financial Statements and Disclosures: The Committee is to review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including (a) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and (b) the disclosures regarding internal controls and other matters required by Sections 302 and 404 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

7)	Review and Discuss Earnings Press Releases: The Committee is to review and discuss earnings and other financial press releases (including any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies (which review may occur after issuance and may be done generally as a review of the types of information to be disclosed and the form of presentation to be made).

8)	Review and Discuss Internal Audit Plans: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities, including, as appropriate, adequacy of staffing and compensation.

9)	Review and Discuss Internal Audit Reports: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the annual report of the audit activities, examinations and results thereof of the internal auditing department.

10)	Review and Discuss the Systems of Internal Accounting Controls: The Committee is to review and discuss with the independent auditors, the senior internal auditing executive, the Company’s legal counsel and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices which shall include (a) the disclosures regarding internal controls and matters required by Sections 302 and 404 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC, and (b) a review with the independent auditors of their opinion on the effectiveness of management’s assessment of internal controls over financial reporting and the independent auditor’s analysis of matters requiring modification to management’s certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

11)	Review and Discuss the Recommendations of Independent Auditors: The Committee is to review and discuss with the senior internal auditing executive and the appropriate members of the staff of the internal auditing department recommendations made by the independent auditors and the senior internal auditing executive, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

12)

Review and Discuss the Audit Results: The Committee is to review and discuss with the independent auditors (A) the report of their annual audit, or proposed report of their annual audit, (B) the accompanying management letter, if any, (C) the reports of their reviews of the Company’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (D) the reports of the results of such other examinations outside of the course of the independent auditors’ normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC and, as appropriate, a review of (a) major issues regarding (i) accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and (ii) the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

13)	Obtain Assurances under Section 10A(b) of the Exchange Act: The Committee is to obtain assurance from the independent auditors that in the course of conducting the audit, there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Committee under Section 10A(b) of the Exchange Act.

14)	Discuss Risk Management Policies: The Committee is to discuss guidelines and policies with respect to risk assessment and risk management to assess and manage the Company’s exposure to risk. The Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures.

15)	Obtain Reports Regarding Conformity With Legal Requirements and the Company’s Ethics Policy: The Committee is to periodically obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Ethics Policy. The Committee is to review and discuss reports and disclosures of insider and affiliated party transactions. The Committee should advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Ethics Policy.

16)	Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies: The Committee is to establish procedures for (A) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (B) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the SEC and the NASDAQ.

Meetings of the Committee

The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Chairman of the Committee shall, in consultation with the other members of the Committee, the Company’s independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof. The Committee may also take any action permitted hereunder by unanimous written consent.

The Committee may request any officer or employee of the Company or the Company’s outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall meet with the Company’s management, the internal auditors and the independent auditors periodically in separate private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believe should be discussed privately.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its responsibilities as required by law, including the authority to engage independent counsel and other advisors as the Committee deems necessary to carry out its duties. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

The Company will provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to the Company’s independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, (ii) compensation to independent counsel or any other advisors employed by the Committee, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Audit Committee Report

The Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, the Audit Committee Report.

Annual Review of Charter

The Committee will conduct and review with the Board of Directors annually an evaluation of this Charter and recommend any changes to the Board of Directors. The Committee may conduct this charter evaluation in such manner as the Committee, in its business judgment, deems appropriate.

Annual Performance Evaluation

The Committee will conduct and review with the Board of Directors annually an evaluation of the Committee’s performance with respect to the requirements of this Charter. This evaluation should also set forth the goals and objectives of the Committee for the upcoming year. The Committee may conduct this performance evaluation in such manner as the Committee, in its business judgment, deems appropriate.

JPS

JPS INDUSTRIES, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of JPS INDUSTRIES, INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 6, 2004, and hereby appoints Michael L. Fulbright and Charles R. Tutterow, and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all the shares of Common Stock of the Company held of record by the undersigned on January 16, 2004, and all of the shares as to which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on March 11, 2004 at 9:00 a.m., local time, at The Michaelangelo Hotel in New York City, and any adjournment or postponement thereof, in accordance with the following instructions.

IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THE PROXIES SHALL VOTE (AND ANY VOTING INSTRUCTIONS TO RECORD HOLDERS SHALL BE GIVEN) FOR ITEM 1 AND IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

SEE REVERSE SIDE

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE BRING THIS ADMISSION TICKET WITH YOU.

ADMISSION TICKET

JPS INDUSTRIES, INC.

ANNUAL MEETING OF STOCKHOLDERS

PLEASE MARK YOUR ☒ VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 1.

1.	Election of five directors. (Mark ONE box only.)

Nominees: Robert J. Capozzi, Nicholas P. DiPaolo, Michael L. Fulbright, John M. Sullivan Jr., Charles R. Tutterow

FOR	WITHHELD
All nominees listed at right (except as indicated in the space provided)	Authority to vote for all nominees listed at right

☐	☐

To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN OTHER REPRESENTATIVE CAPACITY, PLEASE SIGN NAME AND TITLE.

(SIGNATURE OF STOCKHOLDER) DATE

(SIGNATURE OF STOCKHOLDER) DATE